Rule 497(e)

File No. 333-146827

Innovator ETFs® Trust

(the “Trust”)

Innovator Premium Income 15 Buffer ETF™ – April

(the “Fund”)

Supplement To The Fund’s Prospectus
Dated February 28, 2025

March 24, 2025

As described in detail in the Fund’s prospectus, an investment in shares of the Fund is subject to an annualized distribution payment rate (the “Defined Distribution Rate”) that represents the maximum percentage return an investor can achieve from an investment in the Fund for the Outcome Period of approximately one year. The current Outcome Period for the Fund will end on March 31, 2025, and each Fund will commence a new Outcome Period that will begin on April 1, 2025 and end on March 31, 2026. The Fund’s Defined Distribution Rate will not be determined until the start of the new Outcome Period on April 1, 2025. A supplement to the Fund’s prospectus will be filed on March 31, 2025 that will include the actual Defined Distribution Rate for the new Outcome Period, which may be higher or lower than the estimated Defined Distribution Rate ranges set forth below. As of March 24, 2025, the expected range of the Fund’s Defined Distribution Rate is set forth below.

Fund Name	Ticker	Estimated Defined Distribution Rate Range
Innovator Premium Income 15 Buffer ETF™ – April	LAPR	5.77% – 6.34% (4.98% – 5.55% after taking into account the Fund’s unitary management fee)

Please Keep This Supplement With Your Prospectus For Future Reference